                                                                   EXHIBIT 10.19

                                 [NISSAN LOGO]
                                     NISSAN
                        DEALER SALES & SERVICE AGREEMENT

     THIS AGREEMENT is entered into effective the day last set forth below by and between the Nissan Division of NISSAN MOTOR CORPORATION IN U.S.A., a California corporation, hereinafter called Seller, and the natural person or entity identified as "Dealer" in the Final Article of this Agreement.

                                  INTRODUCTION
     The purpose of this Agreement is to establish Dealer as an authorized dealer of Nissan Products and to provide for the sale and servicing of Nissan Products in a manner that will best serve the interests of Seller, Dealer, other Authorized Nissan Dealers and owners and purchasers of Nissan Products. This Agreement sets forth: the rights which Dealer will enjoy as an Authorized Nissan Dealer; the responsibilities which Dealer assumes in consideration of its receipt of these rights; and the respective conditions, rights and obligations of Seller and Dealer that apply to Seller's grant to Dealer of such rights and Dealer's assumption of such responsibilities.
     This is a personal services Agreement. In entering into this Agreement and appointing Dealer as provided below, Seller is relying upon the personal qualifications, expertise, reputation, integrity, experience, ability and representations of the individual(s) named herein as Principal Owner(s) and Executive Manager.
     Achievement of the purposes of this Agreement is premised upon mutual understanding and cooperation between Seller and Dealer. Dealer has entered into this Agreement in reliance upon Seller's integrity and expressed intention to deal fairly with Dealer and the consuming public.
     It is the responsibility of Seller to market Nissan Products throughout the Territory. It is the responsibility to Dealer to actively promote the retail sale of Nissan Products and to provide courteous and efficient service of Nissan Products. The success of Seller and Dealer will depend on how well they each fulfill their respective responsibilities under this Agreement. It is recognized that: Nissan Motor Co., Ltd. (hereinafter called "Manufacturer") will endeavor to provide motor vehicles that offer outstanding value to the consuming public; Seller will endeavor to establish a national network of Authorized Nissan Dealers that can provide effective sales and service effort at the retail level; and Dealer will endeavor to fulfill its responsibilities through aggressive, sound, ethical selling practices and through conscientious regard for customer service.
     Seller and Dealer shall refrain from engaging in conduct or activities which might be detrimental to or reflect adversely upon the reputation of Seller, Manufacturer, Dealer or Nissan Products and shall engage in no discourteous, deceptive, misleading or unethical practices or activities.
     For consistency and clarity, terms which are used frequently in this Agreement have been defined in Section 1 of the Standard Provisions. All terms used herein which are defined in the Standard Provisions shall have the meaning stated in said Standard Provisions. These definitions should be read carefully for a proper understanding of the provisions in which they appear.
     To achieve the purposes referred to above, Seller and Dealer agree as follows:
ARTICLE FIRST: Appointment of Dealer
     Subject to the conditions and provisions of this Agreement, Seller:
     (a) appoints Dealer as an Authorized Nissan Dealer and grants Dealer the non-exclusive right to buy from Seller those Nissan Products specified in Dealer's current Product Addendum hereto, for resale, rental or lease at or from the Dealership Locations established and described in accordance with
Section 2 of the Standard Provisions; and
     (b) grants Dealer a non-exclusive right, subject to and in accordance with
Section 6.K of the Standard Provisions, to identify itself as an Authorized Nissan Dealer, to display the Nissan Marks in the conduct of its Dealership Operations and to use the Nissan Marks in the advertising, promotion and sale of Nissan Products in the manner provided in this Agreement.
ARTICLE SECOND: Assumption of Responsibilities by Dealer
      Dealer hereby accepts from Seller its appointment as an Authorized Nissan Dealer and, in consideration of its appointment and subject to the other conditions and provisions of this Agreement, hereby assumes the responsibility for:
     (a) establishing and maintaining at the Dealership Locations the Dealership Facilities in accordance with Section 2 of the Standard Provisions;
     (b) actively and effectively promoting the sale at retail (and, if Dealer elects, the leasing and rental) of Nissan Vehicles within Dealer's Primary Market Area in accordance with Section 3 of the Standard Provisions;
     (c) servicing Nissan Vehicles and for selling and servicing Genuine Nissan Parts and Accessories in accordance with Section 5 of the Standard Provisions;
     (d) building and maintaining consumer confidence in Dealer and in Nissan Products in accordance with Section 5 of the Standard Provisions; and
     (e) performance of the additional responsibilities set forth in this Agreement, including those specified in Section 6 of the Standard Provisions.

ARTICLE THIRD: Ownership

  (a) OWNERS. This Agreement has been entered into by Seller in reliance upon, and in consideration of, the personal qualifications, expertise, reputation, integrity, experience, ability and representations with respect thereto of the Principal Owner(s) named in the Final Article of this Agreement and in reliance upon Dealer's representations concerning the ownership of Dealer as follows:

         (i) Dealer represents and agrees that the person(s) named as Principal Owner(s) in the Final Article of this Agreement, and only those person(s), shall be the Principal Owner(s) of Dealer;

         (ii) Dealer represents and agrees that the person(s) named as Other Owner(s) in the Final Article of this Agreement, and only those person(s), shall be the Other Owner(s) of Dealer.

  (b) HOLDING COMPANY. Seller requires that a natural person be named as the Principal Owner(s) of Dealer because Seller relies on the personal qualifications, expertise, reputation, integrity, experience, ability and representations of such individuals. If one or more of the owner(s) of Dealer is a corporation, partnership or other entity and not a natural person (hereinafter called "Holding Company"), Dealer and Seller agree that the natural persons listed in the Holding Company Addendum of this Agreement as owners of the Holding Company shall be deemed to be the Principal Owner(s) and Other Owner(s) of Dealer, as the case may be and that the terms and conditions of this Agreement, including without limitation the provisions of this Article Third and Sections 12, 14 and 15 of the Standard Provisions, shall apply to the owner(s) of the Holding Company as well as to Dealer. Dealer represents to Seller and agrees that the Holding Company is owned as indicated in the Holding Company Addendum to this Agreement.

  (c) CHANGES IN OWNERSHIP. In view of the fact that this is a personal services agreement and in view of its objectives and purposes, this Agreement and the rights and privileges conferred on Dealer hereunder are not assignable, transferable or salable by Dealer, and no property right or interest is or shall be deemed to be sold, conveyed or transferred to Dealer under this Agreement. Dealer agrees that any change in the ownership of Dealer specified herein requires the prior written consent of Seller, except only changes in the record or beneficial ownership interests of Other Owner(s) not effecting a change in majority control or interest. Dealer shall give Seller prior notice of any proposed change in said ownership requiring the consent of Seller and immediate notice of the death or incapacity of any Principal Owner. No such change, and no assignment of this Agreement or of any right or interest herein, shall be effective against Seller unless and until embodied in an appropriate amendment to or assignment of this Agreement, as the case may be, duly executed and delivered by Seller and by Dealer. Seller shall not, however, unreasonably withhold its consent to any such change. Seller shall have no obligation to transact business with any person who is not named either as a Principal Owner or Executive Manager of Dealer hereunder or otherwise to give effect to any proposed sale or transfer of the ownership or management of Dealer prior to having concluded the evaluation of such a proposal as provided in Section 15 of the Standard Provisions.

ARTICLE FOURTH: Management

  (a) EXECUTIVE MANAGER. Seller and Dealer agree that the retention by Dealer of qualified management is of critical importance to the successful operation of Dealer and to the achievement of the purposes and objectives of this Agreement. This Agreement has been entered into by Seller in reliance upon, and in consideration of, the personal qualifications, expertise, reputation, integrity, experience, ability and representations with respect thereto of the person named as Executive Manager in the Final Article of this Agreement and on Dealer's representation to Seller and agreement that the person identified as Executive Manager shall be Dealer's executive manager, shall have full managerial authority for the Dealership Operations, and shall continually provide his or her personal services in operating the dealership and will be physically present at the Dealership Facilities.

  (b) CHANGES IN MANAGEMENT. In view of the fact that this is a personal services Agreement and in view of its objectives and purposes, Dealer agrees that any change in the Executive Manager from that specified in the Final Article of this Agreement requires the prior written consent of Seller. Dealer shall give Seller prior notice of any proposed change in Executive Manager and immediate notice of the death or incapacity of any appropriate amendment to this Agreement duly executed and delivered by Seller and by Dealer. Subject to the foregoing, Dealer shall make its own, independent decisions concerning the hiring and firing of its employees including without limitation, its Executive Manager.

  To enable Seller to evaluate and respond to Dealer concerning any proposed change in Executive manager, Dealer agrees to provide, in the form requested by Seller and in a timely manner, all applications and information customarily requested by Seller to evaluate the proposed change. While Seller shall not unreasonably withhold its consent to any such change, it is agreed that any successor Executive Manager must possess personal qualifications, expertise, reputation, integrity, experience and ability which are, in the opinion of Seller, satisfactory. Seller will determine whether, in its opinion, the proposed change is likely to result in a successful dealership operation with capable management that will satisfactorily perform Dealer's obligations under this Agreement. Seller shall have no obligation to transact business with any person who is not named as an Executive Manager of Dealer hereunder prior to having concluded its evaluation of such person.

  (c) EVALUATION OF MANAGEMENT. Dealer and Seller understand and acknowledge that the personal qualifications, expertise, reputation, ability, integrity, experience and ability of the Executive Manager and his or her ability to effectively manage Dealer's day-to-day Dealership Operations is critical to the success of Dealer in performing its obligations under this Agreement. Seller may from time to time develop standards and/or procedures for evaluating the performance of the Executive Manager and will advise Dealer and the Executive Manager of the results of such evaluations, and Dealer shall promptly take such action as may be required to correct any deficiencies in the Executive Manager's performance to the reasonable satisfaction of Seller.

ARTICLE FIFTH: Additional Provisions
  The additional provisions set forth in the attached "Nissan Dealer Sales and Service Agreement Standard Provisions," bearing form number NDA-4S/9-88 are hereby incorporated in and made a part of this Agreement. The Notice of Primary Market Area, Dealership Facilities Addendum, Product Addendum, Dealer Identification Addendum, Holding Company Addendum, if applicable, and all Guides referred to in this Agreement (including references contained in the Standard Provisions referred to above) are hereby incorporated in and made a part of this Agreement. Dealer further agrees to be bound by and comply with: the Warranty Manual; Seller's Manuals or Instructions heretofore or hereafter issued by Seller to Dealer; any amendment, revision or supplement to any of the foregoing; and any other manuals heretofore or hereafter issued by Seller to Dealer.

ARTICLE SIXTH: Termination of Prior Agreements
  This Agreement cancels, supersedes and annuls all prior contracts, agreements and understandings except as stated herein, all negotiations, representations and understandings being merged herein. No waiver, modification or change of any of the terms of this Agreement or change or erasure of any printed part of this Agreement or addition to it (except filing of blank spaces and lines) will be valid or binding on Seller unless approved in writing by the President or an authorized Vice-President of Seller.

ARTICLE SEVENTH: Term
  This Agreement shall have a term commencing on the effective date hereof and continuing until terminated by either party in accordance with Section 12 of the Standard Provisions.

ARTICLE EIGHTH: License of Dealer
  If Dealer is required to secure or maintain a license for the conduct of its business as contemplated by this Agreement in any state or jurisdiction where any of its Dealership Operations are to be conducted or any of its Dealership Facilities are located, this Agreement shall not be valid until and unless Dealer shall have furnished Seller with written notice specifying the date and number, if any, of such license or licenses issued to Dealer, Dealer shall notify Seller immediately in writing if Dealer shall fail to secure or maintain any and all such licenses or renewal thereof or, if such license or licenses are suspended or revoked, specifying the effective date of any such suspension or revocation.

ARTICLE NINTH: Execution of Agreement
  This Agreement, and any Addendum or amendment or notice with respect thereto, shall be valid and binding on Seller only when it bears the signature of either the President or an authorized Vice-President of Seller and, when such signature is a facsimile, the manual countersignature of an authorized employee of Seller and a duplicate original thereof is delivered personally or by mail to the main Dealership Location. This Agreement shall bind Dealer only when it is signed by: a duly authorized officer or executive of Dealer if a corporation; one of the general partners of Dealer if a partnership; or Dealer if an individual.

ARTICLE TENTH: Special Conditions.

                                 FINAL ARTICLE

Dealer BOOMERSHINE PONTIAC-GMC TRUCK, INC.                              , is
       -----------------------------------------------------------------
a(an) (SELECT ONE)   [ ] individual   [ ] partnership  [X] corporation,
incorporated or formed under the laws of the State of    GA    doing business
                                                      ---------
as BOOMERSHINE NISSAN ("Dealer"). Dealer is located in   Duluth      GA   .
   ------------------                                   --------   -------
                                                          City      State
The Principal Owner(s) of Dealer are as follows:

                                                                 PERCENTAGE
NAME                          RESIDENCE                           INTEREST
----                          ---------                          ----------
BOOMERSHINE, WALTER M., JR    4636 POWERS RD.                      100.00
                              MARIETTA        GA 30060



The Other Owner(s) of Dealer are as follows:

                                                                 PERCENTAGE
NAME                          RESIDENCE                           INTEREST
----                          ---------                          ----------



                                                                 PERCENTAGE
NAME                          RESIDENCE                           INTEREST
----                          ---------                          ----------

BOOMERSHINE, WALTER M., JR    4636 POWERS RD.                      100.00
                              MARIETTA        GA 30060


IN WITNESS THEREOF, the parties hereto have executed this Agreement in triplicate as of May 22, 1989 at Carson, California.
                -------------

DEALER:
BOOMERSHINE PONTIAC-GMC TRUCK, INC.
--------------------------------------------------------------------------------

By: /s/ Walter M. Boomershine, Jr.      SELLER:
   --------------------------------     NISSAN DIVISION
                                        NISSAN MOTOR CORPORATION IN U.S.A.
  Title    President
        ----------------------          By:
                                           ----------------------------------------
                                                          Vice President
                                            Title  General Manager, Nissan Division
                                                 ----------------------------------

                                           By:
                                             --------------------------------------
                                                          National Market
                                             Title       Representation Manager
                                                -----------------------------------

                                AMENDMENT NO. 1
                                       TO
                                 NISSAN DEALER
                          SALES AND SERVICE AGREEMENT

                  This Agreement of Amendment is entered into effective September 6, 1995 by and between the Nissan Division of NISSAN MOTOR CORPORATION IN U.S.A., a California corporation (hereinafter "Seller"), and BOOMERSHINE PONTIAC-GMC TRUCK, INC. DBA BOOMERSHINE NISSAN a Georgia corporation (hereinafter "Dealer").

                                    RECITALS

                           Effective May 22, 1989, Seller and Dealer entered
                  into a Nissan Dealer Sales and Service Agreement (hereinafter "the Agreement"). Seller and Dealer desire to amend the Agreement to reflect an Executive Manager change.

         The identification of Owner(s) and Executive Manager in the Final
Article is hereby amended to read as follows:

                           "The Principal Owner(s) of Dealer are as follows:

                                                                                 PERCENTAGE
                  NAME                                RESIDENCE                  INTEREST
                  ----                                ---------                  --------
                  Boomershine, Walter M., Jr.         4959 Habersham Walk        100.00
                                                      Gainesville, GA 30504

                           The Other Owner(s) of Dealer are as follows:

                                                                                          PERCENTAGE
                  NAME                                RESIDENCE                           INTEREST
                  ----                                ---------                           --------

                           The Executive Manager of Dealer is as follows:

                                                                                          PERCENTAGE
                  NAME                                RESIDENCE                           INTEREST
                  ----                                ---------                           --------
                  Williams, Richard B., Jr.           1523 Creek Mill Ct.                 0.00
                                                      Lawrenceville, GA 30244

         2. The terms and conditions of the Agreement, to the extent not modified herein, shall remain in full force and effect and shall continue to bind the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate as of the day and year first above written.

   DEALER                                     SELLER
   BOOMERSHINE PONTIAC-GMC TRUCK, INC.        NISSAN DIVISION
   dba BOOMERSHINE NISSAN                     NISSAN MOTOR CORPORATION IN U.S.A.


By /s/ Walter M. Boomershine, Jr.          By /s/ Earl J. Hesterberg
   ------------------------------------       ----------------------------------
   Walter M. Boomershine, Jr.                 Earl J. Hesterberg
   President                                  Vice President
                                              General Manager, Division


                                           By /s/ Thomas P. Hushek
                                              ----------------------------------
                                              Thomas P. Hushek
                                              Regional General Manager
                                              Southeast Region

                                 SIGN SCHEDULE
                  TO NISSAN DEALERSHIP IDENTIFICATION ADDENDUM


                                MAIN BRAND SIGNS
--------------------------------------------------------------------------------
                         (Description & Serial Number)


                 ID 160-39           020001
                 ID 30-MNT           060297



                                  DEALER SIGNS
--------------------------------------------------------------------------------
                                 (Description)




                 DIR 3-PT-WF         DIR 3-SV-WF

                 SL 16-PT-WF-B-N     SL 16-SV-WF-B-N

                 NL 24-11-WF-B-I     NL 30-17-WF-B-I

                 UC 30-MNT





This Sign Schedule is effective as of   May 7, 1991
                                     -------------------------------------------

This Sign Schedule is incorporated by reference in and is a part of the Nissan Dealership Identification Addendum between the Dealer and Seller identified below.


DEALER:

                 BOOMERSHINE PONTIAC-GMC TRUCK, INC.
--------------------------------------------------------------------------------
                                      Name


                 BOOMERSHINE NISSAN
--------------------------------------------------------------------------------
                                  Doing Business As



By /s/ Walter M. Boomershine, Jr.  SELLER:
   ------------------------------
                                   NISSAN DIVISION
   Title President                 NISSAN MOTOR CORPORATION IN U.S.A.
        -------------------------

            DULUTH      GA         By  /s/ ?
------------------------------       -------------------------------------------
City                     State                       Vice President
                                     Title  General Manager, Nissan Division
            17028                         --------------------------------------
------------------------------
        Dealer Code                By /s/ D. E. ?
                                     -------------------------------------------
                                     Title Manager, Dealer Market Representation
                                           -------------------------------------

(File this Sign Schedule with current Sales & Service Agreement)

Form #NDA-4 (el) / 9-88

                                 [NISSAN LOGO]

                            MAINTENANCE FEE SCHEDULE
                  TO NISSAN DEALERSHIP IDENTIFICATION ADDENDUM

                                                       MONTHLY
               SIGN DESCRIPTION                    MAINTENANCE FEE
  -----------------------------------------        ---------------


          ID 200                                       $ 71.99

          ID 160                                       $ 26.80

          ID 130                                       $ 23.65

          ID 100                                       $ 21.02

          ID 60                                        $ 17.87

          ID 30                                        $ 11.04

          ID 20                                        $ 11.04

          TK 60                                        $ 15.24

          TK 30                                        $ 11.04

          UC 60                                        $ 15.24

          UC 30                                        $ 11.04

          NL-ILLUMINATED                               $  2.63

          NL-NON ILLUMINATED                           $   .00

          DIRECTIONALS                                 $  2.63

          SL                                           $   .00

This Maintenance Fee Schedule is incorporated by reference in and is a part of the Nissan Dealer Identification Addendum between Dealer and Seller. This Maintenance Fee Schedule is effective as of May 7, 1991 and cancels and supersedes any previous Maintenance Fee Schedule issued to Dealer by Seller.


  (File this Maintenance Fee Schedule with Current Sales & Service Agreement)


Form #NDA-4 (e2)/9-88

                                 [NISSAN LOGO]

                         NOTICE OF PRIMARY MARKET AREA


         The area described by 1990 census tracts in Exhibit A to this Notice, including the underlying levels of geography encompassed in the same area as required for full data collection, shall be deemed to be the Primary Market Area of the Dealer identified below and as defined in Section 1.N of the Nissan Dealer Sales & Service Agreement (the "Agreement") in effect between the Authorized Dealer named below and Nissan Motor Corporation in U.S.A. ("Seller"). Exhibit A is incorporated by reference into this Notice.

         Such Primary Market Area will be employed by seller, to the extent applicable, in the establishment of vehicle sales responsibilities of Dealer under Section 3 of the Agreement.

         To the extent deemed relevant thereto, such Primary Market Area will also be employed in the establishment or amendment of Guides for the Dealership Facilities and other matters relating to Dealer's Dealership Operations.

         The Primary Market Area described in Exhibit A hereto will be employed by Seller for the foregoing purposes until superseded by a new Notice of Primary Market Area issued to Dealer by Seller. This Notice of Primary Market Area cancels and supersedes any previous Notice of Primary Market Area furnished to Dealer by Seller.

         This Notice of Primary Market Area is effective as of April 1, 1997 or such later date, as may be required by any applicable statute.


DEALER:                              SELLER:
Name:                                NISSAN DIVISION
BOOMERSHINE PONTIAC-GMC TRUCK,       NISSAN MOTOR CORPORATION IN U.S.A.
INC.

Doing Business As:
BOOMERSHINE NISSAN

City:                                By
DULUTH                                 -----------------------------------------
                                            Vice President, Nissan Division
State:
GA

Dealer Code:                         By     /s/ Thomas P. Hushek
17028                                  -----------------------------------------
                                       Regional Vice President, Southeast Region

(File this Notice of Primary Market Area with current Sales & Service Agreement)

                                 [NISSAN LOGO]
                         NOTICE OF PRIMARY MARKET AREA

--------------------------------------------------------------------------------

     The area described by 1990 census tracts in Exhibit A to this Notice, including the underlying levels of geography encompassed in the same area as required for full data collection, shall be deemed to be the Primary Market Area of the Dealer identified below and as defined in Section 1.N of the Nissan Dealer Sales & Service Agreement (the "Agreement") in effect between the Authorized Dealer named below and Nissan Motor Corporation in U.S.A. ("Seller"). Exhibit A is incorporated by reference into this Notice.

     Such Primary Market Area will be employed by seller, to the extent applicable, in the establishment of vehicle sales responsibilities of Dealer under Section 3 of the Agreement.

     To the extent deemed relevant thereto, such Primary Market Area will also be employed in the establishment or amendment of Guides for the Dealership Facilities and other matters relating to Dealer's Dealership Operations.

     The Primary Market Area described in Exhibit A hereto will be employed by Seller for the foregoing purposes until superseded by a new Notice of Primary Market Area issued to Dealer by Seller. This Notice of Primary Market Area cancels and supersedes any previous Notice of Primary Market Area furnished to Dealer by Seller.

     This Notice of Primary Market Area is effective as of April 1, 1997 or such later date, as may be required by any applicable statute.

     DEALER:                             SELLER:
     -------                             -------
     Name:                               NISSAN DIVISION
     BOMMERSHINE PONTIAC-GMC TRUCK,      NISSAN MOTOR CORPORATION IN U.S.A.
     INC.

     Doing Business As:
     BOMMERSHINE NISSAN

     City:                               By /s/
     DULUTH                                --------------------------------
                                           Vice President, Nissan Division
     State:
     GA

     Dealer Code:                        By /s/ Thomas P. Hushek
     17028                                 --------------------------------
                                           Regional Vice President,
                                           Southeast Region


(File this Notice of Primary Market Area with current Sales & Service Agreement)

                                   EXHIBIT A
                                       TO
                         NOTICE OF PRIMARY MARKET AREA

DEALER NAME AND CODE: BOOMERSHINE NISSAN                    17028

This Exhibit A is incorporated by reference in and is a part of the Notice of Primary Market Area issued to the above named Dealer effective April 1, 1997
                                                               -------------
GEOG REF:H/ATL97SSA01

-------------------------------------------------------------------------

COUNTY:13013 - BARROW                             GEORGIA

   1801.00

COUNTY:13135 - GWINNETT                           GEORGIA

     501.01    501.02    502.02    502.03    502.04    503.04    503.05
     503.06    503.07    503.08    503.09    503.10    503.11    503.12
     503.13    503.14    504.03    504.06    504.07    504.08    504.09
     504.10    504.11    504.12    504.13    504.14    504.15    505.02
     505.03    505.05    505.06    505.07    505.08    505.09    506.01
     506.02    507.04    507.05    507.06    507.07    507.08    507.10
     507.11    508.98

COUNTY:13297 - WALTON

    1101.00   1105.00

-------------------------------------------------------------------------

*   TOTAL TRACTS FOR THIS PMA: 47

-------------------------------------------------------------------------

This Exhibit shows the 1990 Census Tracts that compose the Dealer's Primary Market Area. Each full or partial County and the individual 1990 Census Tracts within those full or partial Counties that are included in the Dealer's assigned market are included for reference. Data on the Dealer's market is collected by Nissan based on this geography including the related levels of geography as required for full data collection.

The PMA (Primary Market Area) Map is attached for reference and shows by the area in the yellow tone the Dealer's assigned market as described by 1990 Census Tracts.

------------------------------------------------------------------------------

SOURCE: USAI USING R.L. POLK & CO.
        AND NMC DATA                     70508                         Page: 1

                                     [MAP]







                           NISSAN MOTOR CORP. IN USA


[NISSAN LOGO]  NISSAN DEALERSHIP FACILITIES ADDENDUM

-----------------------------------------------------------------------------------------------------------------------------------
   FACILITIES & LOCATION SIZE      REQUIREMENTS BASED ON TOTAL PLANNING VOLUME               REQUIREMENTS BASED ON TOTAL UNITS IN
       (Square feet)                                                                                       OPERATION
------------------------------------------------------------------------------------------------------------------------------------
                                    New Vehicle  New Vehicle  Used Vehicle  Used Vehicle
   Site Address                       Sales        Sales        Sales         Sales      Service  Service  Service  Parts    Parts
                                    Building       Land       Building        Land        Bars    Building  Land   Building  Land
------------------------------------------------------------------------------------------------------------------------------------
A. Main Location:
     3280 COMMERCE AVE.              4,379        60,159       1,865         29,519        26      17,818  23,446     5,581  3,133
B. Additional Location:

C. Additional Location:

D. Additional Location:
                          BUILDING
TOTALS  BUILDING  LAND    & LAND
Actual  26,643   116,257  145,900    4,379        60,159       1,865         29,519        26      17,818  23,446     5,581  3,135
Guide   25,798   116,951  142,749    6,323        55,033        451          33,350        28      12,730  25,733     6,294  2,835
Actual
% Guide   114      99       102       69            109         413            88          92        139      91        88    110



NISSAN MOTOR CORPORATION IN U.S.A.

 FACILITIES & LOCATION SIZE                        Body     Body
     (Square feet)                                 Shop     Shop
                                                 Building   Land
                                                 --------   ----
Street Address
A. Main Location:
     3280 COMMERCE AVE.
B. Additional Location:

C. Additional Location:

D. Additional Location:


Actual
Guide                                             N/A        N/A
Actual
% Guide                                           N/A        N/A




     Makes           Planning     Units In
     Sold            Volume       Operation
     ----            ------       ---------
1. NISSAN             1,797         6,748

2.

3.

4.

5.

 TOTALS               1,797         6,748
  Guide
  Figures Utilized    1,800         6,500

This Dealership Facilities Addendum is executed by Dealer and Seller pursuant to
Section 2.A of the Nissan Dealer Sales and Service Agreement in effect between said parties and is effective as of the date set forth below. Dealer and Seller agree that as of the effective date the information above accurately describes the Dealership Location and Dealership Facilities, the purposes for which each location is based and the current Guides for such facilities based on the Planning Volume stated herein. The execution of this Facilities Addendum shall not be considered as evidence of Dealer's fulfillment of his responsibilities under Section 2 of the Agreement. Changes in the Dealership Location, the Dealership Facilities or their _________ from the locations and specific ______ stated herein cannot be made by Dealer without the prior written consent of Seller. Such changes and any changes in Seller's Guides will be reflected in a new Dealership Facilities Addendum when deemed necessary by Seller. This Dealership Facilities Addendum exceeds and supersedes any prior Dealership Facilities Addenda executed by Seller and Dealer.


(FILE THIS ADDENDUM WITH CURRENT SALES AND SERVICE AGREEMENT)




DEALER:
-------
BOOMERSHINE PONTIAC-GMC TRUCK, INC.
--------------------------------------------------------------------------------
                                  Dealer Name

BOOMERSHINE NISSAN
--------------------------------------------------------------------------------
                               Doing Business As

By:                                       DULUTH
   ----------------------------------     --------------------------------------
           Signature                       City

Title: PRESIDENT                             GA          30136          17028
      -------------------------------     ----------   ---------    ------------
                                           State          Zip        Dealer Code
Accuracy of information verified for       SELLER:
Seller

By: /s/ Tom Holland
   ----------------------------------      NISSAN DIVISION
    TOM HOLLAND                            NISSAN MOTOR CORPORATION IN ______

Title: ASSISTANT REGIONAL MANAGER          By: /s/ Thomas H. Eastwood
      -------------------------------         ----------------------------------
                                               THOMAS H. EASTWOOD

              10/28/96                     Title: VICE PRESIDENT NISSAN DIVISION
-------------------------------------             ------------------------------
            Date Verified

     THIS ADDENDUM IS EFFECTIVE AS OF      By: /s/ Thomas P. Hushek
                                               ---------------------------------
                                               THOMAS P. HUSHEK

            10/28/96                       Title: REGIONAL VICE PRESIDENT
-------------------------------------            -------------------------------